Exhibit 99.1

Certain statements made in this presentation may constitute “forward-looking statements” within the meaning of the U.S. federal securities laws, as amended, regarding the expectations of management with respect to our future operating results and other future events including revenues and profitability. The Company cautions that these statements are based on management’s current knowledge and expectations and are subject to certain risks and uncertainties, many of which are outside of the control of the Company, that could cause actual results and events to differ materially from the statements made herein. Such risks and uncertainties include, but are not limited to, the following: the impact of military conflicts, including supply chain disruptions, volatility in commodity prices, increased economic uncertainty and escalating geopolitical tensions; our extensive commercial arrangements with The Coca-Cola Company (TCCC) and, as a result, our future performance’s substantial dependence on the success of our relationship with TCCC; our ability to implement our growth strategy, including expanding our business in existing and new sectors and achieving profitability within our Alcohol Brands segment; the inherent operational risks presented by the alcoholic beverage industry that may not be adequately covered by insurance or lead to litigation relating to the abuse or misuse of our products; our ability to successfully integrate Bang Energy® businesses and assets, transition the acquired beverages to the Company’s primary distributors, and retain and increase sales of the acquired beverages; exposure to significant liabilities due to litigation, legal or regulatory proceedings; intellectual property injunctions; unanticipated litigation concerning the Company’s products; the current uncertainty and volatility in the national and global economy and changes in demand due to such economic conditions, including a slowdown in consumer spending generally or reduced demand for consumer goods; changes in consumer preferences; adverse publicity surrounding obesity, alcohol consumption and other health concerns related to our products, product safety and quality; activities and strategies of competitors, including the introduction of new products and competitive pricing and/or marketing of similar products; changes in the price and/or availability of raw materials; other supply issues, including the availability of products and/or suitable production facilities including limitations on co-packing availability including retort production; disruption to our manufacturing facilities and operations related to climate, labor, production difficulties, capacity limitations, regulations or other causes; product distribution and placement decisions by retailers; the effects of retailer and/or bottler/distributor consolidation on our business; unilateral decisions by bottlers/distributors, buying groups, convenience chains, grocery chains, mass merchandisers, specialty chain stores, e-commerce retailers, e-commerce websites, club stores and other customers to discontinue carrying all or any of our products that they are carrying at any time, restrict the range of our products they carry, impose restrictions or limitations on the sale of our products and/or the sizes of containers for our products and/or devote less resources to the sale of our products; changes in governmental regulation; the imposition of new and/or increased excise sales and/or other taxes on our products; our ability to adapt to the changing retail landscape with the rapid growth in e-commerce retailers and e-commerce websites; the impact of proposals to limit or restrict the sale of energy or alcohol drinks to minors and/or persons below a specified age and/or restrict the venues and/or the size of containers in which energy or alcohol drinks can be sold; possible recalls of our products and/or the consequences and costs of defective production; or our ability to absorb, reduce or pass on to our bottlers/distributors increases in commodity costs, including freight costs. For a more detailed discussion of these and other risks that could affect our operating results, see the Company’s reports filed with the Securities and Exchange Commission, including our annual report on Form 10-K for the year ended December 31, 2023 and our subsequently filed quarterly reports. The Company’s actual results could differ materially from those contained in the forward-looking statements. The Company assumes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. SAFE HARBOR STATEMENT

DISTRIBUTION MONSTER ENERGY DRINKS

AFFORDABLE ENERGYEXISTING MARKETS CURRENTLY DISTRIBUTED IN 34 MARKETS PLANNED EXPANSION INTO ADDITIONAL MARKETS

DISTRIBUTION MONSTER IS NOW DISTRIBUTED IN 142 COUNTRIES AND TERRITORIES. STRATEGIC BRANDS ARE NOW DISTRIBUTED IN 57 COUNTRIES AND TERRITORIES. REIGN IS NOW DISTRIBUTED IN 26 COUNTRIES AND TERRITORIES. AFFORDABLE ENERGY (PREDATOR & FURY) IS NOW DISTRIBUTED IN 34 COUNTRIES AND TERRITORIES. ONE OR MORE OF THE COMPANY’S ENERGY DRINKS ARE DISTRIBUTED IN A TOTAL OF 159 COUNTRIES AND TERRITORIES WORLDWIDE. As of 12/18/2024

GLOBAL ENERGY DRINK FORECAST Source: GlobalData (formerly known as Canadean) Total Global Off-Trade retail sales and forecast of Energy Drinks • GlobalData projects that global off-trade retail sales of energy drinks will experience a robust growth, with a compound annual growth rate (CAGR) of 7.6% from 2025 to 2029. 2019 2020 2021 2022 2023 2024 2025 2026 2027 2028 2029 Value Sales (in USD) $52.3B $51.4B $59.2B $63.5B $71.4B $77.2B $84.3B $91.2B $97.9B $104.6B $111.5B % Chg YA -1.7% 15.1% 7.3% 12.4% 8.1% 9.2% 8.2% 7.3% 6.9% 6.6% $52.3B $51.4B $59.2B $63.5B $71.4B $77.2B $84.3B $91.2B $97.9B $104.6B $111.5B GLOBAL OFF-TRADE RETAIL SALES & FORECAST OF ENERGY DRINKS 2019-2029

Chief Commercial Officer

THE AMERICAS REGION OVERVIEW Markets with MEC Value Share Leadership 43 Territories 91 Coca-Cola Bottlers 8 Brand Families United States 35.0% Canada 41.2% Mexico 35.6% Argentina 53.3% Brazil 47.5% Chile 39.6% Puerto Rico 33.0% Uruguay 78.5% Paraguay 74.4% Source: Nielsen Select LATAM Markets Argentina, Brazil, Chile, Mexico, Paraguay, Uruguay 1 month ending November 2024; Nielsen Total Puerto Rico All Channels 2 months ending November 2024; Nielsen Total US xAOC + Conv 1 month ending December 2024 TNA Energy; Nielsen Total Canada All Channels 4 weeks ending December 2024

BEVERAGE LANDSCAPE TOTAL U.S. ALL CHANNELS, 2024, DOLLAR VOLUME Source: Nielsen Syndicated db Total US xAOC + Conv 52 weeks ending 12/28/2024 SPARKLING SOFT DRINKS 36.2% WATER 21.9% ENERGY DRINKS 17.7% JUICE/JUICE DRINKS 9.8% SPORT DRINKS 8.7% RTD TEA 3.6% RTD COFFEE 2.2% TOTAL NON-ALC BEVERAGE BY CATEGORY $ SHARE $ SHARE CYA SPARKLING SOFT DRINKS 0.8% ENERGY DRINKS 0.1% WATER 0.0% RTD TEA -0.1% RTD COFFEE -0.2% SPORT DRINKS -0.3% JUICE/JUICE DRINKS -0.3% SPARKLING SOFT DRINKS WATER ENERGY DRINKS RTD TEA JUICE/JUICE DRINKS SPORT DRINKS RTD COFFEE $ CHG YA $1.9B $669.3M $646.3M -$9.5M -$58.2M -$80.8M -$214.8M $ % CHG YA 4.7% 2.7% 3.2% -0.2% -0.5% -0.8% -7.9% $1.9B $669.3M $646.3M -$9.5M -$58.2M -$80.8M -$214.8M TOTAL NON-ALC BEVERAGE BY CATEGORY TOTAL BEVERAGE $ CHG YA $2.8B $ % CHG YA 2.5% • In 2024, the U.S. market for non-alcoholic ready-to-drink beverages generated $116.6 billion in retail sales.

BEVERAGE LANDSCAPE TOTAL U.S. ALL CHANNELS, 2024, UNIT VOLUME SPARKLING SOFT DRINKS 33.2% WATER 23.4% ENERGY DRINKS 18.0% JUICE/JUICE DRINKS 10.6% SPORT DRINKS 8.9% RTD TEA 4.1% RTD COFFEE 1.8% TOTAL NON-ALC BEVERAGE BY CATEGORY U SHARE U SHARE CYA ENERGY DRINKS 0.4% WATER 0.3% SPARKLING SOFT DRINKS 0.2% RTD TEA -0.1% JUICE/JUICE DRINKS -0.2% RTD COFFEE -0.2% SPORT DRINKS -0.3% ENERGY DRINKS WATER SPARKLING SOFT DRINKS RTD TEA RTD COFFEE JUICE/JUICE DRINKS SPORT DRINKS UNITS CHG YA 75.5M 23.0M -46.4M -52.9M -77.5M -88.8M -139.4M UNITS % CHG YA 1.2% 0.3% -0.4% -3.5% -11.1% -2.3% -4.3% 75.5M 23.0M -46.4M -52.9M -77.5M -88.8M -139.4M TOTAL NON-ALC BEVERAGE BY CATEGORY TOTAL BEVERAGE UNITS CHG YA -306.5M UNITS % CHG YA -0.9% • In 2024, the U.S. market for non-alcoholic ready-to-drink beverages generated 35.2 billion in units sold. Source: Nielsen Syndicated db Total US xAOC + Conv 52 weeks ending 12/28/2024

BRAND PERFORMANCE TOTAL U.S. ALL CHANNELS, LATEST 13-WEEKS Source: Nielsen Total US xAOC + Conv 13 weeks ending 1/4/2025 TNA Energy Products $ $ % Chg YA Units Units % Chg YA $ Shr $ Shr Chg YA TNA ENERGY $5,226,566,287 6.0% 1,585,297,537 3.8% 100.0 0.0 MEC $1,829,736,776 3.4% 553,807,036 0.8% 35.0 -0.9 MONSTER $1,496,455,528 3.2% 440,210,510 0.1% 28.6 -0.8 REIGN $118,323,349 -4.9% 41,582,706 -6.5% 2.3 -0.3 REIGN STORM $28,630,967 15.6% 11,896,801 10.1% 0.5 0.0 NOS $111,902,459 3.0% 34,125,930 0.4% 2.1 -0.1 BANG $77,743,924 29.6% 28,742,706 35.5% 1.5 0.3 FULL THROTTLE $25,293,833 -3.3% 9,139,617 -7.2% 0.5 0.0 RED BULL $1,814,662,405 10.6% 502,672,728 9.5% 34.7 1.4 CELSIUS $458,865,300 4.5% 149,179,579 2.7% 8.8 -0.1 ALANI NU $208,543,221 68.6% 68,053,568 70.9% 4.0 1.5 5-HOUR $156,505,484 -5.4% 34,001,256 -6.4% 3.0 -0.4 C4 $154,487,531 11.2% 53,397,563 13.1% 3.0 0.1 GHOST $140,922,247 14.4% 48,595,923 11.0% 2.7 0.2 ROCKSTAR $137,096,373 -10.9% 58,968,956 -14.4% 2.6 -0.5 STARBUCKS $108,959,204 -13.2% 27,842,759 -16.0% 2.1 -0.5 ALL OTHER $216,787,746 -13.9% 88,778,170 -15.0% 4.1 -1.0

BRAND PERFORMANCE TOTAL U.S. CONVENIENCE, LATEST 4-WEEKS Source: Nielsen Total US Conv 4 weeks ending 1/4/2025 TNA Energy Products $ $ % Chg YA Units Units % Chg YA $ Shr $ Shr Chg YA TNA ENERGY $936,032,366 4.6% 299,404,265 2.1% 100.0 0.0 MEC $342,433,801 3.4% 111,028,797 -0.4% 36.6 -0.4 MONSTER $269,649,851 2.5% 86,739,048 -1.5% 28.8 -0.6 REIGN $25,615,694 -0.1% 8,943,827 -2.2% 2.7 -0.1 REIGN STORM $5,705,785 26.0% 2,265,936 24.3% 0.6 0.1 NOS $23,957,191 3.4% 7,416,685 -1.6% 2.6 0.0 BANG $16,669,623 32.0% 5,672,268 30.4% 1.8 0.4 FULL THROTTLE $6,536,640 -2.5% 2,255,241 -7.4% 0.7 -0.1 RED BULL $345,207,808 9.4% 100,686,797 9.8% 36.9 1.6 CELSIUS $67,935,973 -0.2% 24,777,913 -5.2% 7.3 -0.3 C4 $32,965,140 7.6% 10,646,563 4.8% 3.5 0.1 5-HOUR $28,217,689 -6.3% 7,585,206 -6.4% 3.0 -0.4 GHOST $27,665,563 11.0% 9,109,057 7.8% 3.0 0.2 ROCKSTAR $25,160,297 -12.7% 9,988,838 -15.9% 2.7 -0.5 STARBUCKS $20,635,595 -11.6% 5,025,052 -15.9% 2.2 -0.4 ALANI NU $18,858,823 102.0% 6,538,146 101.5% 2.0 1.0 ALL OTHER $26,951,676 -17.9% 14,017,898 -12.7% 2.9 -0.8

BRAND PERFORMANCE TOTAL U.S. xAOC, LATEST 4-WEEKS Source: Nielsen Total US xAOC 4 weeks ending 1/4/2025 TNA Energy Products $ $ % Chg YA Units Units % Chg YA $ Shr $ Shr Chg YA TNA ENERGY $603,973,684 8.2% 164,778,971 6.6% 100.0 0.0 MEC $197,172,323 6.1% 50,463,228 1.6% 32.6 -0.7 MONSTER $172,923,298 7.4% 42,170,617 2.6% 28.6 -0.2 REIGN $9,034,588 -13.1% 3,271,384 -15.1% 1.5 -0.4 REIGN STORM $2,493,453 -17.3% 1,166,262 -21.5% 0.4 -0.1 NOS $8,762,012 2.5% 2,496,886 5.1% 1.5 -0.1 BANG $5,497,479 10.5% 2,087,051 10.1% 0.9 0.0 FULL THROTTLE $953,628 3.4% 437,040 1.9% 0.2 0.0 RED BULL $189,909,775 8.0% 47,131,913 9.2% 31.4 -0.1 CELSIUS $66,195,008 5.6% 18,558,791 5.5% 11.0 -0.3 ALANI NU $44,103,615 73.7% 13,984,193 77.1% 7.3 2.8 5-HOUR $18,251,700 -3.7% 2,492,214 -3.6% 3.0 -0.4 ROCKSTAR $14,933,442 -8.0% 7,279,248 -13.5% 2.5 -0.4 C4 $12,749,369 23.2% 5,092,739 33.1% 2.1 0.3 GHOST $12,661,263 18.1% 4,658,100 10.3% 2.1 0.2 STARBUCKS $10,740,997 -12.1% 2,999,209 -11.1% 1.8 -0.4 ALL OTHER $37,256,194 -6.4% 12,119,337 -12.6% 6.2 -1.0

Source: Nielsen Total US xAOC + Conv TNA Energy SHARE TRENDS TOTAL U.S. ALL CHANNELS, DOLLAR SHARE 0 5 10 15 20 25 30 35 40 JAN 23 FEB 23 MAR 23 APR 23 MAY 23 JUN 23 JUL 23 AUG 23 SEP 23 OCT 23 NOV 23 DEC 23 JAN 24 FEB 24 MAR 24 APR 24 MAY 24 JUN 24 JUL 24 AUG 24 SEP 24 OCT 24 NOV 24 DEC 24 MEC MONSTER RED BULL CELSIUS ALANI NU C4 ROCKSTAR GHOST

Source: Nielsen Total US xAOC + Conv 52 weeks ending 12/28/2024 TNA Energy * Innovation is defined as items that achieve a growth rate of 90% or more compared to the previous year INNOVATION CONTRIBUTION TOTAL U.S. ALL CHANNELS Innovation Established 12% 88% ENERGY DRINKS BY ITEM STATUS | $ Share $641.4M $578.0M $450.4M $274.0M $174.2M $173.3M $159.1M $37.4M $34.4M MEC Red Bull Celsius Alani Nu Ghost Other C4 Pepsi Starbucks ENERGY DRINK INNOVATION BY SUPPLIER | $ Vol

ULTRA VICE GUAVA LAUNCH TOTAL U.S. ALL CHANNELS 35.2% 35.0% 35.0% 35.1% 10.1% 10.2% 10.5% 10.8% 0.2% 0.4% 0.8% 0.9% Latest 52 Wks Latest 26 Wks Latest 13 Wks Latest 5 Wks $ SHARE TREND BY SELECT ENERGY DRINK PRODUCT GROUP MEC Monster Ultra Brand Monster UVG • The successful launch of Ultra Vice Guava in October 2024 has resulted in market share gains for Monster Ultra and the broader MEC portfolio in recent periods. Source: Nielsen Total US xAOC + Conv Periods ending 12/28/2024 TNA Energy

U.S. INNOVATION BANG Sour Ropes 12/16oz REIGN STORM Tropical 12/12oz MONSTER Zero Sugar 12/24oz JUICE MONSTER Viking Berry 24/16oz KILLER BREW Mean Bean Loca Moca 12/15oz REIGN White Haze 12/16oz ULTRA Blue Hawaiian 24/16oz BANG Any Means Orange 12/16oz ADDITIONAL INNOVATION UNDER REVIEW

LATAM LATAM

SPARKLING SOFT DRINKS JUICE/JUICE DRINKS ENERGY DRINKS SPORT DRINKS WATER RTD TEA RTD COFFEE $ CHG YA $2.1B $875.9M $701.0M $366.2M $322.4M $248.5M $18.4M $ % CHG YA 3.5% 6.0% 12.6% 10.5% 2.2% 13.4% 10.0% $2.1B $875.9M $701.0M $366.2M $322.4M $248.5M $18.4M TOTAL NON-ALC BEVERAGE BY CATEGORY BEVERAGE LANDSCAPE Source: GlobalData (formerly known as Canadean) Total LATAM Calendar Year 2024; in Constant Prices USD (Fx neutral) SPARKLING SOFT DRINKS JUICE/JUICE 58.9% DRINKS 14.9% WATER 14.3% ENERGY DRINKS 6.0% SPORT DRINKS 3.7% RTD TEA 2.0% RTD COFFEE 0.2% TOTAL NON-ALC BEVERAGE BY CATEGORY $ SHARE !"#AB"C' !E)GH !","#AB"C' E)G, $ SHARE CYA -.-'L"H010O'B0 ENERGY DRINKS 0.4% SPORT DRINKS 0.2% JUICE/JUICE DRINKS 0.2% RTD TEA 0.2% RTD COFFEE 0.0% WATER -0.3% SPARKLING SOFT DRINKS -0.6% • In 2024, the LATAM market for non-alcoholic ready-to-drink beverages generated $104.3 billion in retail sales. TOTAL LATAM ALL CHANNELS, 2024, VALUE SALES (USD)

BRAND PERFORMANCE TOTAL LATAM ALL CHANNELS, LATEST 3-MONTHS Source: Nielsen Total Argentina, Brazil, Chile, Colombia, Costa Rica, El Salvador, Guatemala, Honduras, Mexico, Nicaragua, Panama 3 Months ending 11/22/2024 in Constant Prices USD $ USD $ % Chg YA Unit Cases Unit Cases % Chg YA $ Shr $ Shr Chg YA TOTAL ENERGY $815,632,026 22.4% 50,739,784 8.6% 100.0 0.0 MEC $311,632,144 30.3% 15,191,498 9.6% 38.2 2.3 MONSTER $293,361,417 31.3% 13,624,360 9.1% 36.0 2.4 PREDATOR/FURY $16,293,713 20.2% 1,460,394 17.8% 2.0 0.0 REIGN $1,977,014 -12.1% 106,744 -12.4% 0.2 -0.1 RED BULL $162,333,404 14.7% 4,347,082 5.7% 19.9 -1.3 VOLT $48,423,025 30.0% 4,249,313 26.3% 5.9 0.3 RAPTOR $44,842,952 6.3% 4,864,220 4.7% 5.5 -0.8 AMPER $39,261,409 15.6% 3,548,754 11.0% 4.8 -0.3 VIVE 100 $34,142,423 -3.8% 3,737,639 -1.0% 4.2 -1.1 SPEED $27,581,649 202.2% 1,059,354 -8.8% 3.4 2.0 A-RUSH $18,342,629 21.2% 749,540 19.2% 2.2 0.0 BALY $16,775,824 72.3% 2,202,005 59.0% 2.1 0.6 SPEED MAX $16,089,252 0.4% 1,964,593 -6.7% 2.0 -0.4 AMP $13,057,921 -2.0% 1,655,981 -3.7% 1.6 -0.4 SCORE $12,873,947 31.2% 845,298 28.8% 1.6 0.1 TNT $10,666,073 -3.2% 527,804 -2.4% 1.3 -0.3 ALL OTHER $59,609,375 13.2% 5,796,702 4.3% 7.3 -0.6

Source: Nielsen Total Argentina, Brazil, Chile, Colombia, Costa Rica, El Salvador, Guatemala, Honduras, Mexico, Nicaragua, Panama, Peru and Bolivia Latest 3 Months Ending 11/22/2024 in USD Constant prices LATAM AFFORDABLE ENERGY Premium 60.7% Predator/Fury 5.3% All Other 94.7% Affordable 39.3% LATAM ENERGY DRINKS BY PRICE SEGMENT Value Sales % Mix

Source: Nielsen ENERGY CATEGORY SELECT LATAM MARKETS, VALUE SHARE 53.3 31.0 9.7 5.0 Nov-22 Jan-23 Mar-23 May-23 Jul-23 Sep-23 Nov-23 Jan-24 Mar-24 May-24 Jul-24 Sep-24 Nov-24 ARGENTINA BY BRAND | Value Share Monster Speed Red Bull Rockstar 39.2 0.4 37.3 15.8 1.7 Nov-22 Jan-23 Mar-23 May-23 Jul-23 Sep-23 Nov-23 Jan-24 Mar-24 May-24 Jul-24 Sep-24 Nov-24 CHILE BY BRAND | Value Share Monster Reign Red Bull Score Mr Big 46.9 0.5 34.4 3.3 Nov-22 Jan-23 Mar-23 May-23 Jul-23 Sep-23 Nov-23 Jan-24 Mar-24 May-24 Jul-24 Sep-24 Nov-24 BRAZIL BY BRAND | Value Share Monster Reign Red Bull TNT 29.4 23.6 19.1 11.3 2.8 6.2 Nov-22 Jan-23 Mar-23 May-23 Jul-23 Sep-23 Nov-23 Jan-24 Mar-24 May-24 Jul-24 Sep-24 Nov-24 MEXICO BY BRAND | Value Share Monster Predator Volt Amper Vive 100 Boost Red Bull

President of EMEA & OSP

EMEA & OSP EUROPE, MIDDLE EAST AND AFRICA & OCEANIA AND SOUTH PACIFIC • 79 Markets • 19 Bottlers 12 Brand Families Kenya 56.4% Spain 46.1% Portugal 45.7% Norway 43.7% Latvia 36.8% Ireland 34.7% South Africa 30.7% Most Recent Data Available: Source: Circana Australia to 12/28/2024; Nielsen data (various EMEA countries) 4 week periods ending in October 2024 – December 2024 Markets with MEC Share Leadership

EMEA & OSP ENERGY CATEGORY GlobalData (formerly known as Canadean) - Category is Energy Drinks, EMEA, Oceania and South Pacific, Annual Data last published Oct. 2024 SSD: Sparkling Soft Drinks PERFORMANCE BY CATEGORY ENERGY DRINKS BN USD CAGR 2020-24: +12.1% CAGR 2024-29: +6.0% CAGR 2020-29: +8.7% $15.2 $18.0 $19.0 $22.2 $24.0 $25.4 $27.4 $29.1 $30.6 $32.1 2020 2021 2022 2023 2024(f) 2025(f) 2026(f) 2027(f) 2028(f) 2029(f) +12.1% +4.6% +4.4% +6.0% +4.3% +3.7% +8.7% +4.5% +4.0% Energy Drinks Water SSD $ CAGR 2020-29 $ CAGR 2024-29 $ CAGR 2020-24

BEVERAGE LANDSCAPE EMEA & OSP

NON-ALCOHOLIC BEVERAGES SNAPSHOT 2024

TOTAL NON-ALCOHOLIC BEVERAGE BY CATEGORY
$ SHARE


Sport Drinks 2%
RTD Coffee 2%
Juice / Juice Drinks 7%
RTD Tea 5%
Energy Drinks 12%
Sparkling Soft Drinks 44%
Water 28%

$ SHARE CHANGE VS PRIOR YEAR	
Sparkling Soft Drinks	0.0%
Water	-0.5%
Energy Drinks	+0.5%
RTD Tea	+0.1%
Juice / Juice Drinks	-0.2%
RTD Coffee	+0.1%
Sport Drinks	+0.1%

TOTAL NON-ALCOHOLIC BEVERAGE BY CATEGORY

TOTAL BEVERAGE	
$ CHG VS PY	+$6.1B
$ % CHG VS PY	+3.2%


+$2.6B
+$1.8B
+$0.6B
+$0.4B
+$0.3B
+$0.2B
+$0.1B
Sparkling Soft Drinks
Energy Drinks
Water
RTD Tea
Sport Drinks
RTD Coffee
Juice / Juice Drinks

	Sparkling Soft Drinks	Energy Drinks	Water	RTD Tea	Sport Drinks	RTD Coffee	Juice / Juice Drinks
$ CHG VS PY	+$2.6B	+$1.8B	+$0.6B	+$0.4B	+$0.3B	+$0.2B	+$0.1B
$ % CHG VS PY	+3.1%	+7.9%	+1.2%	+4.4%	+8.8%	+6.1%	+0.5%

GlobalData (formerly known as Canadean) - Category is Energy Drinks, EMEA, Oceania and South Pacific, Annual Data last published Oct. 2024
SSD: Sparkling Soft Drinks

CATEGORY AND MEC NIELSEN EMEA & OSP Most Recent Data Available: Source: Circana Australia to 12/28/2024; Nielsen data (various EMEA countries) 12 Month periods ending in October 2024 – December 2024 Last 12 Months Energy Category MEC Monster Strategic & Affordable Brands Value Sales (€) €15.1bn €3.55bn €2.8bn €743m Value Sales vs Prior Year (€) +€1.7bn +€456m +€301m +€167m Value Sales vs Prior Year (%) +12.9% +14.7% +12.1% +29.0% Share of MEC Nielsen € value sales by key bottler 63% 29% 5% 3% Others

REGIONAL PERFORMANCE LAST 13 WEEKS NIELSEN € VALUE GROWTH VS PRIOR YEAR EMEA & OSP Most Recent Data Available: Source: Circana Australia to 12/28/2024; Nielsen data (various EMEA countries) 13 week periods ending in October 2024 – December 2024 +9.5% +5.7% +30.4% +12.6% +7.6% +6.6% +34.7% +14.3% +9.1% +7.5% +12.2% +23.9% +72.6% Western Europe Eastern Europe Africa & Middle East Oceania Total Energy Total MEC Monster MEC Affordable Brands

Most Recent Data Available: Source: Circana Australia to 12/28/2024; Nielsen data (various EMEA countries) 13 week periods ending in October 2024 – December 2024 COMPETITIVE OVERVIEW EMEA & OSP € Value Share Last 13 Weeks € Value Sales vs Prior Year % 23.4% 18.2% 3.8% 1.4% 35.1% 2.2% 4.0% 2.7% 0.7% 0.4% Total MEC Monster Strategic Brands Affordable Brands Red Bull V Lucozade Hell Rockstar Celsius +12.9% +13.5% +16.0% +14.7% +13.5% +16.4% +12.1% +10.1% +13.0% +12.2% +14.5% +17.0% +4.5% +4.8% +5.3% Last 12 Months Last 13 Weeks Last 4 Weeks Total Energy Total MEC Monster Red Bull Others* *Others: V, Lucozade, Hell, Rockstar, Celsius combined

Most Recent Data Available: Source: Circana Australia to 12/28/2024; Nielsen data (various EMEA countries) 13 week periods ending in October 2024 – December 2024 COMPETITIVE OVERVIEW EMEA & OSP NIELSEN LAST 13 WEEKS Value Sales (€) Unit Sales Value Share (€) This Year Change vs Prior Year % Change vs Prior Year This Year Change vs Prior Year % Change vs Prior Year This Year Share Change vs Prior Year (percentage points) Total Energy 3,940,935 470,121 13.5% 3,344,777 286,812 9.4% Total MEC 923,951 109,866 13.5% 650,808 64,859 11.1% 23.4% 0.0% Monster 715,783 65,562 10.1% 399,638 21,496 5.7% 18.2% -0.6% Strategic Brands 151,512 24,018 18.8% 131,118 22,961 21.2% 3.8% 0.2% Affordable Brands 53,608 21,674 67.9% 118,482 21,779 22.5% 1.4% 0.4% Red Bull 1,385,199 175,126 14.5% 747,004 73,196 10.9% 35.1% 0.3% V 85,041 6,745 8.6% 33,312 1,813 5.8% 2.2% -0.1% Lucozade 156,445 4,590 3.0% 89,704 -5,343 -5.6% 4.0% -0.4% Hell 107,187 5,827 5.7% 134,124 1,284 1.0% 2.7% -0.2% Rockstar 26,850 -4,477 -14.3% 17,937 -3,479 -16.2% 0.7% -0.2% Celsius 15,670 5,359 52.0% 8,655 3,066 54.9% 0.4% 0.1%

Monster Nielsen Unit Sales, Last 12 Months ‘Core’ ‘Additions’ ‘Ultra’ ‘Juiced’ Affordable Brands Strategic Brands Most Recent Data Available: Source: Circana Australia to 12/28/2024; Nielsen data (various EMEA countries) 12 Month periods ending in October 2024 – December 2024 MEC BRAND PORTFOLIO EMEA & OSP Monster 63% Strategic 19% Affordable 18%

• MEC 26.7% € Value Share in Western Europe • MEC No.1 Value Share in Spain, Portugal and Norway • Driving Share from Multi-Channel Availability and Retail Space Gains Source: NielsenIQ Strategic Planner YTD Data to WE 01.12.2024 Countries included are DE, GB, ES, FR, BE, NL SE, PT & NO. Nielsen syndicated category definitions. Includes top 20 Fast Moving Consumer Goods brands on value sales over the last MAT at a Total Europe level Burger King, Germany Shell, Netherlands Most Recent Data Available: Source: Nielsen data 13 week periods ending in October 2024 – December 2024 MONSTER IN THE FMCG TOP 10 BRANDS (WESTERN EUROPE) Ranking Value € Brand Value (€M) Value Growth % 1 Coca Cola 8,410 +2.2% 2 Red Bull 3,335 +12.5% 3 Kinder (Ferrero) 2,911 +9.9% 4 Cadbury 2,613 +8.4% 5 Dr. Oetker 2,049 +1.0% 6 Lindt 1,977 +8.8% 7 Pepsi 1,824 +2.5% 8 Haribo 1,774 +8.7% 9 Monster 1,758 +11.0% 10 Heinz 1,559 +0.4% • Monster ahead of Heinz, Pampers, Heineken, Fanta • Monster closing gap to Pepsi, growing 4x faster Energy Zone, Grocery, France WESTERN EUROPE

GREAT BRITAIN

- MEC 34.4% £ Value Share in Great Britain

Fastest Growing Food & Drink Brand 2024

Monster was the largest contributor to food and drink value and volume growth according to The Grocer & NIQ "Top Products Survey 2024" **+£103.6m**


Nielsen Full Year 2024 Growth
+13.6%
+11.8%
+9.0%
+7.6%
Value
Volume
Monster
Red Bull

The Grocer & NIQ Top Products Survey:
Source: Nielsen Great Britain for 52 weeks to 09/07/2024

Most Recent Data Available:
Source: Nielsen Great Britain to 12/28/24

- Driving Share from Innovation, Retail Space Gains and Multipacks

2024 Innovation



2025 Innovation





Convenience, GB



Grocery, GB

+4.2% +3.4% +5.7% +9.2% +14.4% +16.3% L52wks L13Wks L4wks Energy Monster € Value Sales vs Prior Year POLAND Leverage Local Marketing Assets for Market Relevance Hockey, Swiss League Speedway, Poland Burn Music Tour - Hungary • 31 Markets in the Region • MEC now a higher € value share than Red Bull in 7 Markets Cyprus: 20.4% Greece: 35.6% Hungary: 14.6% Latvia: 36.5% Republic of Ireland: 34.6% Serbia: 34.1% Ukraine: 15.8% Most Recent Data Available: Source: Nielsen data (various EMEA countries) 13 week periods ending in October 2024 – December 2024 EASTERN EUROPE

AFRICA AND MIDDLE EAST

Key Markets – Energy Category € Growth and MEC Share

	South Africa	Nigeria	Kenya	Egypt
Energy Category Last 13 Weeks €	+10.7%	+79.6%	+24.2%	+142%
MEC € Share	30.1% #1	27.0% #2	56.8% #1	12.5% #3

Affordable Energy

- 64% of Energy Category is Affordable
- 12% of MEC Portfolio Nielsen € value sales is Affordable
- +38.5% Affordable Category Nielsen € value sales growth
- +50.6% MEC Affordable Nielsen € value sales growth


PREDATOR

PREDATOR

Predator Football Strategy: Global Asset + Local Ambassadors resonating with Consumers in Africa & Middle East


PREDATOR ENERGY
OFFICIAL ENERGY DRINKS PARTNER OF CHELSEA FOOTBALL CLUB
RULE YOUR KINGDOM!



FURY ENERGY
احكم يومك

RULE YOUR KINGDOM!
PREDATOR ENERGY


Most Recent Data Available:
Source: Nielsen data (various EMEA countries) 13 week periods ending in October 2024 – November 2024
MEC = Monster, Predator, Fury, Play, Burn

OCEANIA & SOUTH PACIFIC

Monster #1 Contributor to Energy Category Growth in Australia

Brand	Value Growth ($)	Value Growth % vs Prior Year
Monster	+51.5m	+26%
V	+29.3m	+8%
Red Bull	+20.6m	+6%
Mother	+7.6m	+6%

Monster is driving 38% of total Energy $ growth

Monster Fastest Growing NARTD* Brand in Australia

Monster #11 NARTD Brand up from #24 in 2017





Philippines

- CCEP relaunch of Monster Q4 2023
- Predator Launched Q2 2024

Indonesia

- 2025 planned launch for Monster and Predator






PREDATOR
ENERGY

Table: Circana Australia, Total Measured Market, MAT to 12/29/2024 vs YA

NARTD: Non-Alcoholic Ready to Drink

Statements: Circana Australia Grocery Scan Excl. Campbells/Aldi MAT to 08/25/24; statements referring to absolute growth

Leveraging Global Properties and Adding Regional & National Assets BRAND MARKETING EMEA & OSP

INNOVATION – EMEA BURN Orange Fire JUICE MONSTER Rio Punch LANDO NORRIS Zero Sugar ULTRA Ruby Red RELENTLESS Guava NALU Zero Sugar RESERVE Peaches N’ Creme VR46 Zero Sugar REIGN STORM Mango ADDITIONAL INNOVATION UNDER REVIEW

Vice Chairman & Co-Chief Executive Officer

ASIA PACIFIC MEC Business In 20 Markets CHINA 5 Bottler / Distributor Groups Markets with MEC Value Share Leadership Japan: 58.1% South Korea: 52.7% 4 Brand Families Source: Intage Japan Convenience channel YTD through 11/30/24; Nielsen Korea Total Korea Offline YTD thru 11/30/2024. Value share.

JAPAN MAINTAINING MARKET LEADERSHIP PRODUCT PORTFOLIO MULTI-CHANNEL AVAILABILITY Existing Portfolio Full Shelf In Convenience Vending Machines On-Premise With 250mL MARKETING PLATFORMS Action Sports Music 2025 Planned Innovation Gaming New Juice Flavor Ultra Fantasy Ruby Red New Brand + + + Family MotoGP

CHINA STEADY GROWTH OF MONSTER CARBONATED / ± 6 RMB MARKETING PLATFORMS AVAILABILITY, VISIBILITY AND SAMPLING UFC & Under-The-Cap Campaign NON-CARBONATED / ± 5 RMB 330mL CAN 500mL PET Launched In 17 Provinces In 2024 Planned National Distribution Street Basketball Gas Station Image Store General Trade Factory Convenience

INDIA

MONSTER - PREMIUM

350mL CAN / INR 125


MONSTER ENERGY
ZERO SUGAR
MONSTER ENERGY ULTRA

Existing Portfolio


JUICE MONSTER

Pipeline Punch

2025 Innovation



Supermarket

MARKETING PLATFORMS



Gaming


MONSTER ENERGY

Motorsports

PREDATOR - AFFORDABLE

300mL CAN / INR 60


GOLD STRIKE
PREDATOR ENERGY


PREDATOR ENERGY
RAJ PROVISIONAL STORE

General Trade


PREDATOR ENERGY
RULE YOUR KINGDOM!

Supermarket


PREDATOR ENERGY

Eating & Drinking

250mL PET INR 30 / 2025 EXPANSION AFTER DELHI PILOT


PREDATOR



General Trade Shelf


STREET 2 STADIUM

Street Cricket League Partnership

Global Chief Marketing Officer

POWER OF THE PORTFOLIO MONSTER ENERGY ULTRA JAVA REIGN STORM BANG MOTHER NOS REIGN BURN PREDATOR

2025 BRAND OBJECTIVES 1. GROW THE CORE 2. ATTRACT NEW CONSUMERS

GROW THE CORE

PREMIUM PARTNERSHIPS SuperMotocross

KEY RENEWALS • 5 Year Renewal • Center Octagon Premium Signage • UFC Logo Rights • Individual Fighter Partnerships • 2025 Renewal • Winter Games & Summer Games (2) • X Games Logo Rights • Premier Signage

THE ORIGINAL INFLUENCERS KEN BLOCK RALLYCROSS CHAMPION / ENTREPRENEUR VALENTINO ROSSI 9X MOTOGP CHAMPION ROB DYRDEK TV HOST / ENTREPRENEUR

BRAND AMBASSADORS



ICE CUBE
MUSIC & LIFESTYLE ICON



TIGER WOODS
GOLF LEGEND


ROXY

CHLOE KIM
OLYMPIC AND X GAMES SNOWBOARD CHAMPION


CISCO
DP WORLD
DELL Technologies

LANDO NORRIS
F1 MCLAREN DRIVER


SLS

RAYSSA LEAL
SKATE PRODIGY


NIKE

NYJAH HUSTON
STREET SKATE LEGEND



TY GIBBS
NASCAR DRIVER



BRITTANY FORCE
2X NHRA TOP FUEL CHAMPION


MONSTER
ENERGY

ROB GRONKOWSKI
4X SUPERBOWL CHAMPION


UNI
QLO
VISA

AYUMU HIRANO
OLYMPIC GOLD MEDALIST

2024 MONSTER CHAMPIONS


UFC

JON JONES
2024 UFC Heavyweight Champion


ROXY

CHLOE KIM
2024 X Games Superpipe Gold Medalist


Finals
YAMAHA

HAIDEN DEEGAN
Supercross Champion 250 Class


MONSTER ENERGY

MICHAEL DUNLOP
Isle of Man Tt Champion



NYJAH HUSTON
Paris Olympic Bronze Medalist


Corona

GABRIEL MEDINA
Surf Paris Olympic Bronze Medalist


UFC

ALEX PEREIRA
UFC Light Heavyweight Champion


UFC

VALENTINA SHEVCHENKO
UFC Flyweight Champion

FORMULA ONE McLaren Team Wins 2024 Constructor Championship

RETAIL EXECUTION – UNITED STATES 55 INNOVATION LOYALTY PROGRAMS GAMING MIAMI CHICAGO LOS ANGELES

RETAIL EXECUTION – INTERNATIONAL 56 MOTOGP SPAIN F1 SWEDEN UFC BRAZIL

RETAIL EXECUTION – STRATEGIC BRANDS 57 NOS BURN MOTHER UNITED STATES EUROPE AUSTRALIA

MARKETING – STRATEGIC BRANDS MOTORSPORTS AUSTRALIAN DNA NOS MOTHER MUSIC BURN

RETAIL EXECUTION – AFFORDABLE ENERGY 59 PREDATOR / FURY CHINA HONDURAS EGYPT

AFFORDABLE ENERGY

MARKETING – AFFORDABLE ENERGY STREET CRICKET INDIA – 2024 SOCCER PITCH BRANDING MEXICO – 2024 GLOBAL ASSET CHELSEA FOOTBALL CLUB CONSUMER PROMOTION NIGERIA – FALL 2024 IN STORE ACTIVATION CHINA CHINA – 2024

ATTRACT NEW CONSUMERS

Diverse Targets / Demographics NEW CONSUMERS

GAMING TEAM LIQUID 112M Followers ATLANTA FAZE 3.08M Followers GEN.G 1.01M Followers @Teep 1.9M Followers USA @Symfuhny 8.4M Followers USA @SkyrrozTV 4.9M Followers France/Mexico @Pow3r 4.7M Followers Italy TORONTO ULTRA 3.9M Followers BOSTON BREACH 6.6M Followers 294M+ Hours Watched 350K Attendees + 45M+ Hours Watched 55K Attendees @HusKerrs 2.0M Followers USA @Aydan 5.8M Followers USA @AnnieFuchsia 663K Followers Sweden @Sc0ut 11M Followers India @MortaL 8.6MFollowers India @Missrage 590K Followers Austria @Jericho 2.0M Followers USA USA Data as of 11/21/24. International Data as of 12/17/24. TEAMS EVENTS MAJOR PROPERTIES STREAMERS

MUSIC TOP ARTISTS TOP TOURS & FESTIVALS ICE CUBE FISHER FRENCH MONTANA N.O.R.E SCOWL BUN B ANTHRAX SUICIDAL TENDENCIES DJ ENVY

SOCIAL

KEY HIGHLIGHTS

- ***44.5 Million Social Followers***
- ***1.9 Billion Paid Social Impressions***
- ***Viral Athlete/Ambassador Content***

9.4M
Instagram Followers
+8% Growth

3.4M
YouTube Subscribers
+7% Growth

3.6M
TikTok Followers
+24% Growth

25.1M
Facebook Followers

49k
Twitch Subscribers

2.9M
X Followers

77k
Snapchat Followers

43K
Threads Followers


MONSTERENERGY
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LONG-FORM CONTENT ON YOUTUBE


THE BOARD 😳
17.6M
tell us you like monster without telling us...
1.2M

TIKTOK

Source: MARS | MEC Digital – Dates: 1/1/2024-12/31/24 | Monster Energy [Main] Channels by Platform for Owned Social, Paid Media for Brand Green as of 1.8.25 data refresh

NEW CONSUMERS - BRAND PERSONALITIES KAI CENAT x A.M.P. MADELYN CLINE

AN AMBASSADOR TEAM THAT IS SECOND TO NONE TO KEEP UP WITH THE EVER-CHANGING DIVERSE CONSUMER BASE ONE OF THE IN CONSUMER PACKAGED GOODS THE MOST OF BRANDS IN ALL OF ENERGY THE POWER OF THE CLAW

Chairman & Co-Chief Executive Officer

MONSTER BREWING COMPANY REORGANIZATION • Renamed CANarchy Craft Brewery to Monster Brewing Company • Appointed new leadership team • President, Sales, Marketing, and National Accounts • Streamlined production - two facility closures • Reduced headcount

MONSTER BREWING COMPANY • Line Extensions: • Expansion Into New Categories: Cheladas • Exploring International Opportunities Non-Alcoholic Beer INNOVATION 24oz

MOTORSPORTS MUSIC PARTY LIFESTYLE MARKETING PILLARS NATIONAL MARKETING MOTORsports | Endorsers | digital BEAST WINNING NASCAR Trimester 1 Trimester 2 Trimester 3 SPONSORSHIPS Enter to Win Enter to Win ONE LUCKY WINNER WILL BE JOINED BY A BUCCANEERS ALUMNI PLAYER AND BREW THEIR OWN TAPROOM EXCLUSIVE BEER. No purchase necessary to enter or win. A purchase will not improve your chances of winning. Must be 21+ and a resident of the state of Florida to enter. Void outside of Florida and where prohibited by law. All disputes will be resolved solely by binding arbitration and entrants waive the ability to bring claims in a class action format. For full rules please scan the QR code. Sweepstakes runs from January 15 – March 1. Program Dates: January 15 to March 1st, 2025 Scan Code to Enter AN OFFICIAL PARTNER OF THE PROGRAMMING MONSTER BREWING COMPANY SPONSORSHIPS PROGRAMMING

EVP & General Counsel

SUSTAINABILITY REPORT At Monster we aim to use fewer resources in the production and sale of our beverages. We recognize the impact our business can have on the planet, as well as the impact the planet can have on our business. More than 97% of Monster products are packaged in 100% recyclable aluminum cans. Recycled aluminum makes up 68-73% of a Monster can which uses 90% less energy to make versus using new aluminum. We garnered recognition for our anaerobic digestor located at our AFF San Fernando facility, which was awarded as an outstanding renewable energy project by the nonprofit organization Energy Vision. At Monster we aim to use fewer resources in the production and sale of our beverages. We recognize the impact our business can have on the planet, as well as the impact the planet can have on our business. We continue to expand our solar capacity, with solar and EV charger installation now completed throughout our Corona, CA headquarter buildings, at AFF in San Fernando, CA and our warehouse in Rialto, CA. Monster conducted a water risk assessment of its direct operations and adopted its first Water Stewardship Policy. We are in the process of conducting our first double materiality assessment in preparation for CSRD reporting. American Fruits and Flavors

GLOBAL PHILANTHROPIC SUPPORT 2024 HIGHLIGHTS • NFL Star Rob Gronkowski Poland Troops Visit • Supported Enlisted Aide of the Year Award • Supported 10th Anniversary Invictus Games Celebration • Fort Meyer Old Guard Gyms’ Rehab HUMANITARIAN AID Provided Hurricane Relief to employees and the local community in North Carolina, South Carolina, Georgia, and Florida. CARING FOR OUR OWN • UCI Anti-Cancer Challenge Walk • American Red Cross Blood Drives • MS Fundraiser bike ride CHARITABLE SUPPORT OUR PILLARS EDUCATION FIRST RESPONDERS ATHLETES & THEIR CHARITIES SOCIAL RESPONSIBILITY MILITARY (Active Duty, Retired, Ill & Injured) • Emergency Crisis Assistance • Employee Match Program • Volunteer Time off MILITARY SUPPORT

CALIFORNIA WILDFIRE RELIEF Donated over 4,000 cases of energy drinks and Monster Tour Water – and counting. Provided jackets, thermal clothing, hats, socks and other warm gear to firefighters and displaced fire victims. SUPPORTING OUR COMMUNITY AND FIRST RESPONDERS

Chief Financial Officer

$110 $180 $349 $606 $904 $1,034 $1,143 $1,304 $1,703 $2,061 $2,246 $2,465 $2,723 $3,049 $3,369 $3,807 $4,201 $4,599 $5,541 $6,311 $7,140 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 MONSTER BEVERAGE CORPORATIONREPORTED NET SALES ($ IN MILLIONS) 23.2% CAGR 2003-2023 14.2% CAGR 2019-2023

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2024, THE COMPANY REPURCHASED APPROXIMATELY 72.2 MILLION SHARES OF ITS COMMON STOCK AT AN AVERAGE PRICE OF $52.70 PER SHARE. SOLID FINANCIAL RESULTS 32 CONSECUTIVE YEARS OF INCREASED SALES SINCE THE ACQUISITION OF THE HANSEN BEVERAGE BUSINESS IN 1992. ACHIEVED $7.1 BILLION IN NET SALES IN 2023 UP 13.1% OVER NET SALES OF $6.3 BILLION IN 2022. FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2024, ACHIEVED $1.21 IN DILUTED EARNINGS PER SHARE FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2024, ACHIEVED $5.7 BILLION IN NET SALES UP 5.0% OVER NET SALES OF $5.4 BILLION FOR THE SAME PERIOD IN 2023. FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2024, ACHIEVED $1.2 BILLION IN NET INCOME ACHIEVED $1.6 BILLION IN NET INCOME IN 2023 UP 36.9% OVER NET INCOME OF $1.2 BILLION IN 2022. ACHIEVED $1.54 IN DILUTED EARNINGS PER SHARE IN 2023 UP 38.0% OVER DILUTED EARNINGS PER SHARE OF $1.12 IN 2022.

QUESTION AND ANSWER SESSION TO BEGIN SHORTLY

81